SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 August 30, 2000

                                 Videonics, Inc.
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             (Exact name of Registrant as specified in its Charter)


        California                                              77-0118151
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(State or other jurisdiction                                  (IRS Employer
     of incorporation)                                    Identification Number)

                                     0-25036
                                 --------------
                                 (SEC File No.)

 1370 Dell Avenue, Campbell, California                          95008
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: 408-866-8300


                                 Not Applicable
          (Former name or former address, if changed since last Report)


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                      INFORMATION TO BE INCLUDED IN REPORT

Item 5. Other Events

         On August 30, 2000, Videonics, Inc., Campbell, California ("Videonics") entered into an Agreement and Plan of Merger with Focus Enhancement, Inc., Wilmington, Massachusetts and its wholly owned subsidiary PC Video Conversion (collectively, "Focus"), whereby Focus will acquire all of the outstanding stock of Videonics (the "Merger"). The agreement is subject to, among other things, approval by the shareholders of Videonics and Focus. Upon completion of the Merger, each share of Videonics common stock would be exchanged for .87 shares of Focus common stock.

         A copy of a press release issued August 31, 2000 by the Registrant is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 2 -- Agreement and Plan of Merger

Exhibit 99 -- Press Release Concerning Agreement and Plan of Merger.

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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                             Videonics, Inc

Date:  September 5, 2000                     By: /s/ Gary Williams
                                                 -------------------------------
                                                 Gary Williams
                                                 Vice President of Finance and
                                                 Chief Financial Officer

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